                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[X] Preliminary Proxy Statement                     [  ] Confidential,
                                                         for Use of the
                                                         Commission Only (as
                                                         permitted by Rule
                                                         14a-6(e)(2))

[  ]  Definitive Proxy Statement
[  ]  Definitive additional materials
[  ]  Soliciting material Under Rule 14a-12


                            FINANCIAL INVESTORS TRUST
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               (Name of Registrant/s as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2)
     and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

                            FINANCIAL INVESTORS TRUST
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202

                                  May 16, 2003


Dear Shareholder:

     Thank you for your investment with the Financial Investors Trust money market funds. It is our goal to provide our investors with the highest quality investment management and shareholder services possible. In that regard, the Board of Trustees (the "Board") of Financial Investors Trust, a Delaware business trust (the "Trust") has called a Special Meeting of Shareholders (the "Special Meeting") of the U.S. Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds (each a "Fund" and collectively, the "Funds"). The Special Meeting is scheduled to be held on Monday, June 9, 2003 at 9:00 A.M., Mountain Time, at the offices of the Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

         The Proxy Statement contains two (2) proposals. Shareholders of each Fund are being asked to vote on the proposals. Please take the time to read these materials and CAST YOUR VOTE PROMPTLY, as the proposals to be voted on are important to the Funds and to you as a shareholder.

         In Proposal 1, the Board asks shareholders of each Fund to approve an Investment Advisory Agreement (the "Advisory Agreement") between the Trust and SSgA Funds Management, Inc. ("SSgA" or the "Adviser"). Effective January 13, 2003, the Board appointed SSgA as investment adviser for the Funds on an interim basis under Rule 15a-4 of the Investment Company Act of 1940 (the "1940 Act"). This appointment must be approved by shareholders within 150 days. As a consequence, the Trust seeks your approval of the Advisory Agreement between the Trust, on behalf of the Funds, and the Adviser. If shareholders approve the Advisory Agreement, SSgA will serve as the adviser for the Funds for an initial term of two (2) years. Thereafter, the Advisory Agreement will continue in effect for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting securities of each Fund, and, in either case
(ii) by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

         In Proposal 2, the Board asks you for authority to transact such other business as may properly come before the shareholders of the Funds.

         The Board unanimously recommends that all shareholders of the Funds approve these proposals.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER OR NOT YOU PLAN TO ATTEND PERSONALLY. In order to avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy

Statement and cast your vote promptly. PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

     Again, thank you for your investment and we look forward to serving your investment needs in the future.

Sincerely,

/s/Edmund J. Burke

Edmund J. Burke
President

                            FINANCIAL INVESTORS TRUST
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD MONDAY, JUNE 9, 2003

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of the Shareholders (the "Special Meeting") of the U.S. Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds (each a "Fund" and collectively, the "Funds"), three series of Financial Investors Trust (the "Trust"), a Delaware business trust, will be held at 9:00 A.M., Mountain Time, at the offices of the Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202, on June 9, 2003, to vote on the following proposals:

1. To adopt an Investment Advisory Agreement (the "Advisory Agreement") between the Trust and SSgA Funds Management, Inc. ("SSgA" or the "Adviser") for the Funds. SSgA has been appointed by the Board of Trustees of the Trust as an interim investment adviser to the Funds pursuant to an Interim Advisory Agreement.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The close of business on April 21, 2003, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. If you attend the Special Meeting, you may vote your shares in person. Whether or not you attend the Special Meeting in person, you may vote by proxy. If you desire to vote by proxy, please complete, date, sign, and return the enclosed proxy as soon as possible. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time prior to the Special Meeting.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Traci A. Thelen

Traci A. Thelen
Secretary

                           FINANCIAL INVESTORS TRUST
                           1625 Broadway, Suite 2200
                             Denver, Colorado 80202

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 9, 2003

INTRODUCTION

This Proxy Statement (the "Proxy Statement") is being furnished by Financial Investors Trust, a Delaware business trust (the "Trust") to shareholders of all classes of shares of the U.S. Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds (each a "Fund," and collectively, the "Funds"). The Proxy Statement is being sent in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees ("Board of Trustees" or "Trustees") for use at the Trust's Special Meeting of Shareholders ("Special Meeting"), to be held on June 9, 2003, at 9:00 A.M., Mountain Time, at the offices of the Trust, 1625 Broadway, Suite 2200, Denver, Colorado 80202, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders, as further described below. This Proxy Statement and the enclosed notice of Special Meeting and proxy card are first being mailed to shareholders of the Funds on or about May 20, 2003.

The Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2002, that includes financial statements for the Funds, and the Funds' Semi-Annual Report to Shareholders for the semi-annual period ended October 31, 2002, have previously been mailed to shareholders. Copies of the Funds' Annual Report and its most recent Semi-Annual Report, are available without charge upon request by writing to the Funds at 1625 Broadway, Suite 2200, Denver, Colorado 80202 or calling the Funds at 800.298.3442. The Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2003, that includes financial statements for the Funds, is expected to be mailed to shareholders on or about June 23, 2003.

The solicitation of proxies will be made, beginning on or about May 20, 2003, and will be primarily by mail, but may also include telephone, facsimile, or e-mail. The costs of the proxy solicitation and the expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Funds.

PROXIES

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Special Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST a proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST a proposal.

IF YOU DO NOT SPECIFY A CHOICE ON THE PROXY, PROPERLY EXECUTED PROXIES THAT ARE RETURNED IN TIME TO BE VOTED AT THE MEETING WILL BE VOTED FOR THE APPROVAL OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of a proposal, the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Special Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

Any shareholder may revoke his or her proxy at any time prior to exercise thereof by (1) submitting a subsequently dated proxy to the Secretary of the Trust, (2) delivering to the Secretary of the Trust, a written notice of revocation, or (3) otherwise giving notice of revocation in the Special Meeting, in all cases at the Trust's principal offices, 1625 Broadway, Suite 2200, Denver, Colorado 80202, and in all cases prior to the exercise of the authority granted in the proxy.

PURPOSE OF THE SPECIAL MEETING

As more fully described in the Proxy Statement, the purpose of the Special Meeting is to vote on the following two (2) proposals:

1. Approval of an Investment Advisory Agreement (the "Advisory Agreement") between the Trust and SSgA Funds Management, Inc.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

These two proposals apply to all Funds. A separate vote by shareholders of each Fund will be required to bind that particular Fund.

DESCRIPTION OF VOTING REQUIREMENTS AND SHAREHOLDERS

Section 7.03 of the Trust's Declaration of Trust, dated as of February 24, 1994, as amended, provides, in pertinent part, that one-third of shares of each Fund entitled to vote in person or by proxy shall be a quorum for the transaction of business at a meeting of the Shareholders, except when a larger vote is required by law.

Approval of the proposals requires a separate vote by Shareholders of each Fund to bind that Fund. Approval requires the affirmative vote of "a majority of the outstanding voting securities" of that Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). This means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at such Special Meeting, if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of such Fund.

The Board of Trustees of the Trust has fixed the close of business on April 21, 2003, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 579,749,405.395 shares outstanding of the Funds.

         FUND NAME                                   SHARES OUTSTANDING
         ---------                                   ------------------
         U.S. Government Money Market Fund           403,046,124.685
         U.S. Treasury Money Market Fund             78,256,612.70
         Prime Money Market Fund                     98,446,668.01

As of the Record Date, all Trustees and Officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of any or all of the Funds.

As of April 17, 2003, the following shareholders beneficially owned more than 5% of the outstanding shares of each Fund:

U.S. GOVERNMENT MONEY MARKET FUND

NAME AND ADDRESS                         NUMBER OF SHARES HELD OF RECORD         PERCENT OF FUND
Prior Lake - Savage ISD 719              8,507,284.10                            10.83%
5300 Westwood Drive
Prior Lake, MN 55372

Metropolitan District                    7,639,265.31                            9.72%
Attn: Stephanie Russo
555 Main Street
PO Box 800
Hartford, CT 06142

City of New London                       5,479,431.06                            6.97%
181 State Street

New London, CT 06320

U.S. TREASURY MONEY MARKET FUND
NAME AND ADDRESS                         NUMBER OF SHARES HELD OF RECORD         PERCENT OF FUND
BNY Midwest Trust Company                94,110,858,.88                          23.25%
2.N. Lasalle Street, Suite 1020
Chicago, IL 60602

City of New Haven                        23,400,307.11                           5.78%
200 Orange Street
New Haven, CT 06510

Village of Elk Grove                     20,796,050.38                           5.14%
901 Wellington
Elk Grove Village, IL 60007

PRIME MONEY MARKET FUND

NAME AND ADDRESS                         NUMBER OF SHARES HELD OF RECORD         PERCENT OF FUND
Colorado State Bank & Trust              103,400,889.23                          70.08%
1600 Broadway
Denver, CO 80202

Caribe GE International Meters Corp.     24,272,397.51                           16.45%
Attn: Laury Perez
Route 174
#101 Minilas Industrial Park
Bayamon Puerto Rico 00959

From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 17, 2003, the following persons beneficially owned 25% or more of the shares of a Fund and may be deemed to control the Fund.

PRIME MONEY MARKET FUND

NAME AND ADDRESS                         NUMBER OF SHARES HELD OF RECORD         PERCENT OF FUND
Colorado State Bank & Trust              103,400,889.23                          70.08%
1600 Broadway
Denver, CO 80202

Each shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. All properly executed proxies received in time to be voted at the Special Meeting will be counted at the Special Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

PROPOSAL ONE: NEW INVESTMENT ADVISORY AGREEMENT

INTERIM INVESTMENT ADVISER

On March 21, 1997, GE Asset Management, Inc., formerly known as GE Investment Management, Inc., ("GEAM") entered into Investment Advisory Agreements with the Trust, on behalf of the U.S. Treasury Money Market and U.S. Government Money Market Funds, and on May 1, 1998, GEAM entered into an Investment Advisory Agreement with the Trust, on behalf of the Prime Money Market Fund (each, a "Former Advisory Agreement" and collectively, the "Former Advisory Agreements"). The Former Advisory Agreements between GEAM and the Trust, on behalf of the U.S. Government and U.S. Treasury Money Market Funds were last approved by the shareholders of each such Fund on March 21, 1997. The Former Advisory Agreement between GEAM and the Trust, on behalf of the Prime Money Market Fund was last approved by the sole shareholder on May 1, 1998.

Pursuant to the terms of the Former Advisory Agreements, GEAM was responsible for, subject to the supervision and direction of the Trustees, the management of the Funds' assets in accordance with the investment objectives and policies of the Funds as stated in the Funds' registration statement. Additionally, GEAM was responsible for making investment decisions for the Funds and the placement of purchase and sale orders for the Funds' portfolio transactions. In consideration of the services rendered by GEAM pursuant to the Former Advisory Agreements, GEAM was compensated as follows:

                                             PORTION OF AVERAGE DAILY
FUNDS                                        NET ASSETS OF THE FUND                  ADVISORY FEE RATE
-------------------------------------------- --------------------------------------- -------------------------------
U.S. Government Money Market and Prime
Money Market                                 Not exceeding $500 million              0.04%

                                             In excess of $500 million, but not
                                             exceeding $1 billion                    0.06%

                                             In excess of $1 billion                 0.08%

U.S. Treasury Money Market                   Not exceeding $500 million              0.05%

                                             In excess of $500 million, but not
                                             exceeding $1 billion                    0.075%

                                             In excess of $1 billion, but not
                                             exceeding $1.5 billion                  0.10%


                                             In excess of $1.5 billion               0.15%


The Former Advisory Agreements were approved for an initial two-year term and continued thereafter so long as such continuance was specifically approved at least annually (a) by the Trustees of the Trust or (b) by a vote of a majority of the Funds' outstanding voting securities, provided that in either event the continuance was also approved by a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of any party to the Former Advisory Agreements, by vote cast in person at a meeting called for the purpose of voting on the approval. The Trustees, including a majority of the Trustees who are not "interested persons" of any party to the Former Advisory Agreements, last renewed the Former Advisory Agreements at the Board of Trustees Meeting held on March 19, 2002.

GEAM resigned as investment adviser to the Funds as of the close of business on January 13, 2003. Section 15(a) of the 1940 Act requires shareholder approval of investment advisory agreements. However, Rule 15a-4 provides a limited exemption from that requirement when a previous investment advisory agreement has been terminated. Pursuant to Rule 15a-4, the Board of Trustees approved an Interim Investment Advisory Agreement (the "Interim Advisory Agreement"), effective January 13, 2003, between the Trust and SSgA, on behalf of the Funds.

SSgA currently serves as investment adviser to each Fund pursuant to the Interim Advisory Agreement with the Trust. As required by Rule 15a-4 and as provided in the Interim Advisory Agreement, the term of the Interim Advisory Agreement is for a period of 150 days and the fee schedule is the same as with the previous investment adviser, GEAM.

DISCUSSION OF NEW ADVISORY AGREEMENT

The proposed Advisory Agreement is different than the Former Advisory Agreement between the Trust and GEAM, the previous investment adviser, in that the investment adviser and the fees are different. In addition, there are other minor immaterial differences between the two agreements.

The proposed Advisory Agreement between the Trust and SSgA was unanimously approved by the Trust's Board, subject to Shareholder approval, at a special meeting of the Board of Trustees held on April 28, 2003.

The proposed Advisory Agreement is attached hereto as Exhibit A, and includes a change in the stated advisory fees as follows:

                                                                                                  PROPOSED FEES
                                                                            CURRENT                             WITH
FUNDS                                                                         FEES           CONTRACTUAL       WAIVERS
------------------------------------- ----------------------------------- --------------- ------------------ ------------
U.S. Government Money Market          Not exceeding $500 million              0.04%            0.105%           .07%
and Prime Money Market

                                      In excess of $500 million,              0.06%            0.105%           .07%


                                      but not exceeding $1 billion

                                      In excess of $1 billion                 0.08%            0.105%           .07%

U.S. Treasury Money Market            Not exceeding $500 million              0.05%            0.105%           .07%

                                      In excess of $500 million, but          0.075%           0.105%           .07%
                                      not exceeding $1 billion

                                      In excess of $1 billion, but not        0.10%            0.105%           .07%
                                      exceeding $1.5 billion

                                      In excess of $1.5 billion               0.15%            0.105%           .07%

Notwithstanding the change in the stated fees, SSgA has voluntarily agreed to waive its fee to 0.07% for each Fund until the assets of each Fund reach $1 billion. Pursuant to the terms of the proposed Advisory Agreement, SSgA agrees to use a portion of the fee it is entitled to receive for investment advisory services to pay the Funds' custody fees, which amount shall not exceed 0.025% of each Fund's average net assets. The Former Advisory Agreements between the Trust and GEAM did not contemplate GEAM paying the Funds' custody fees, as the Funds' custody fees were paid by the Funds' administrator.

For the fiscal year ended April 30, 2002, the dollar amount of the fees paid by the Funds to GEAM were $47,745, $180,749, and $61,952 for the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds, respectively. Under the proposed Advisory Agreement, the dollar amount of the fees paid by the Funds to SSgA would have been $100,258, $469,996, and $162,624, for the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds, respectively. Under the proposed Advisory Agreement, the amount of the fees paid to SSgA would have increased by 110%, 160%, and 163% for the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds, respectively. However, taking into consideration SSgA's agreement to voluntarily waive a portion of its investment advisory fee, the dollar amount of fees paid by the Funds to SSgA would have been $66,839, $313,331, and $108,416 for the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds, respectively. Under this arrangement, the amount of the fees paid to SSgA would have increased by 40%, 73%, and 75% for the U.S. Treasury Money Market, U.S. Government Money Market, and Prime Money Market Funds, respectively.

No other payments were made by the Funds to GEAM or any affiliated person of GEAM during the Funds' last fiscal year.

In addition to the voluntary fee waivers by SSgA described above, ALPS Mutual Funds Services, Inc. ("ALPS"), the Funds' administrator, has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of each Fund's expenses, until at least April 30, 2004, in order to maintain each Fund's annual fund operating expenses at their current levels. As a result, the net annual fund operating expenses will be no more than 0.33% for the U.S. Treasury Money Market Fund, 0.20% for Class I of the U.S. Government Money Market and Class I of the Prime Money Market Funds, 0.45% for Class II of the U.S. Government Money Market Fund, and 0.60% for Class II of the Prime Money Market Fund.

The following tables describe the fees and expenses you will pay if you invest in the Funds.

            FEES AND EXPENSES OF THE U.S. TREASURY MONEY MARKET FUND

Shareholder Fees                                  CURRENT FEE      PROPOSED FEE
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                    None            None
Maximum Deferred Sales Charge                         None            None
Redemption                                            None            None
Exchange                                              None            None

Annual Fund Operating Expenses
(PAID FROM FUND ASSETS)
Management Fees                                       0.05%           0.105%
Distribution (12b-1) Fees                             None            None
Other Expenses                                        0.64%*          0.640%**
Total Annual Fund Operating Expenses                  0.69%           0.745%
Fee Waiver                                           (0.36)%*        (0.415)%**
Net Annual Fund Operating Expenses                    0.33%           0.33%


*The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2003. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.33% for that period.

**The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.33% for that period. SSgA has voluntarily agreed to waive a portion of their advisory fee to .07%, until Fund assets reach $1 billion dollars.

      FEES AND EXPENSES OF THE U.S. GOVERNMENT MONEY MARKET FUND - CLASS I

Shareholder Fees                              CURRENT FEES         PROPOSED FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                 None               None
Maximum Deferred Sales Charge                      None               None
Redemption                                         None               None
Exchange                                           None               None
Annual Fund Operating Expenses
(PAID FROM FUND ASSETS)
Management Fees                                    0.04%              0.105%
Distribution (12b-1) Fees                          None               None

Other Expenses                                     0.17%*             0.170%**
Total Annual Fund Operating Expenses               0.21%              0.275%
Fee Waiver                                        (0.01)%*           (0.075)%**
Net Annual Fund Operating Expenses                 0.20%              0.20%

*The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2003. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.20% for that period.

**The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.20% for that period. SSgA has voluntarily agreed to waive a portion of their advisory fee to .07%, until Fund assets reach $1 billion dollars.

      FEES AND EXPENSES OF THE U.S. GOVERNMENT MONEY MARKET FUND - CLASS II

Shareholder Fees                              CURRENT FEES         PROPOSED FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                 None               None
Maximum Deferred Sales Charge                      None               None
Redemption                                         None               None
Exchange                                           None               None

Annual Fund Operating Expenses
(PAID FROM FUND ASSETS)
Management Fees                                    0.04%              0.105%
Distribution (12b-1) Fees                          0.25%              0.250%
Other Expenses                                     0.17%*             0.170%**
Total Annual Fund Operating Expenses               0.46%              0.525%
Fee Waiver                                        (0.01)%*           (0.075)%**
Net Annual Fund Operating Expenses                 0.45%              0.45%

*The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2003. As a result, Net Annual Fund Operating Expenses for Class II of the Fund will be no more than 0.45% for that period.

**The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.45% for that period. SSgA has voluntarily agreed to waive a portion of their advisory fee to .07%, until Fund assets reach $1 billion dollars.

           FEES AND EXPENSES OF THE PRIME MONEY MARKET FUND - CLASS I

Shareholder Fees                              CURRENT FEES         PROPOSED FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                 None               None
Maximum Deferred Sales Charge                      None               None
Redemption                                         None               None
Exchange                                           None               None

Annual Fund Operating Expenses
(PAID FROM FUND ASSETS)
Management Fees                                    0.04%              0.105%
Distribution (12b-1) Fees                          None               None
Other Expenses                                     0.24%*             0.240%**
Total Annual Fund Operating Expenses               0.28%              0.345%
Fee Waiver                                        (0.08)%*           (0.145)%**
Net Annual Fund Operating Expenses                 0.20%              0.20%

*The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2003. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.20% for that period.

**The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.20% for that period. SSgA has voluntarily agreed to waive a portion of their advisory fee to .07%, until Fund assets reach $1 billion dollars.

           FEES AND EXPENSES OF THE PRIME MONEY MARKET FUND - CLASS II

Shareholder Fees                              CURRENT FEES         PROPOSED FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Load                                 None               None
Maximum Deferred Sales Charge                      None               None
Redemption                                         None               None
Exchange                                           None               None

Annual Fund Operating Expenses
(PAID FROM FUND ASSETS)
Management Fees                                    0.04%              0.105%
Distribution (12b-1) Fees                          0.40%              0.400%
Other Expenses                                     0.25%*             0.250%**
Total Annual Fund Operating Expenses               0.69%              0.755%
Fee Waiver                                        (0.09)%*           (0.155)%**
Net Annual Fund Operating Expenses                 0.60%              0.60%

*The amount for "Other Expenses" includes administration fees payable to ALPS Mutual Funds Services, Inc. ("ALPS"). ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2003. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.60% for that period. Effective April 1, 2002, the distribution (12b-1) fee increased from 0.25% to 0.40% of the average net assets for Class II shares of the Prime Money Market Fund. As such the expense information in the table has been restated to reflect current fees.

**The amount for "Other Expenses" includes administration fees payable to ALPS. ALPS has contractually agreed to waive a portion of the administration fees that it is entitled to receive, and/or assume a portion of Fund expenses, until at least April 30, 2004. As a result, Net Annual Fund Operating Expenses for the Fund will be no more than 0.60% for that period. SSgA has voluntarily agreed to waive a portion of their advisory fee to .07%, until Fund assets reach $1 billion dollars.

Example -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that the Fund returns 5% each year and that the Fund's operating expenses remain the same. After one year, the example does not take into consideration ALPS' agreement to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      1 year     3 Years     5 Years     10 Years
U.S. Treasury Money Market Fund                           Current       $34       $184        $348        $824
                                                          Proposed      $34       $196        $373        $885

U.S. Government Money Market Fund - Class I               Current       $20       $67         $117        $267
                                                          Proposed      $20       $81         $147        $342


U.S. Government Money Market Fund - Class II              Current       $46       $147        $257        $578
                                                          Proposed      $46       $161        $286        $651

Prime Money Market Fund - Class I                         Current       $20       $82         $149        $348
                                                          Proposed      $20       $96         $179        $423

Prime Money Market Fund - Class II                        Current       $61       $212        $375        $849
                                                          Proposed      $61       $226        $404        $921

PROVISIONS OF THE ADVISORY AGREEMENT

Under the terms of the proposed Advisory Agreement, SSgA, subject to the supervision of the Trustees, shall manage the investment operations and the composition of the Funds, including the purchase, retention and disposition thereof, in accordance with each Fund's investment objective and policies as stated in each Fund's registration statement.

The terms of the proposed Advisory Agreement allow SSgA to place orders for the purchase and sale of the Funds' investments with brokers and dealers selected by SSgA. Under the proposed Advisory Agreement, the primary objective of SSgA, when placing orders, shall be to obtain the best net price and execution for the Trust; however, SSgA shall not be obligated to place any order solely on the basis of obtaining the lowest commission rate if the broker or dealer provides additional services, such as research, statistical quotations, or other such services.

The proposed Advisory Agreement provides that SSgA shall not be liable to the Trust or any shareholder for any error of judgment or mistake of law. However, the proposed Advisory Agreement does not protect SSgA against any liability to the Trust to which SSgA would otherwise be subject due to willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations under the proposed Advisory Agreement.

If the proposed Advisory Agreement is approved by each Fund's shareholders, the Interim Advisory Agreement between the Trust and SSgA will be terminated and SSgA will continue to serve as the investment adviser for the Funds under the proposed Advisory Agreement. Thereafter, the Advisory Agreement shall remain in force for a maximum initial term of two (2) years from the effective date, and thereafter, for a maximum extension period of one (1) year so long as (a) such continuance is specifically approved at least annually be either (i) the affirmative vote of a majority of the Board of Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) the affirmative vote of a majority of the Fund's outstanding voting securities; and (b) the affirmative vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of such approval.

The proposed Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or by vote of a majority of the Fund's shareholders on sixty (60) days' written notice to SSgA. The proposed Advisory Agreement may also be terminated by SSgA on ninety (90) days' written notice to the Trust. The proposed Advisory Agreement will terminate automatically in the event of its assignment.

If the shareholders of a Fund do not approve the proposed Advisory Agreement, the Board will consider other options that may be available, including among other things, consideration of other advisers and calling another shareholder's meeting. However, the Board may approve another interim advisory agreement with SSgA, prior to calling another shareholder's meeting.

INFORMATION ABOUT SSgA

SSgA, Two International Place, Boston, Massachusetts 02110, is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of November 30, 2002, SSgA had over $67 billion in assets under management. SSgA, State Street Bank and Trust Company ("State Street") and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation. With over $745 billion under management as of November 30, 2002, State Street Global Advisors provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. State Street, a 200-year old pioneer and leader in the world of financial services, is one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds.

SSgA manages other mutual funds with investment objectives similar to those of the Funds. The chart below provides more information on these other funds, their sizes, and SSgA's compensation arrangements with them.

                                                                                                      FEE AFTER
NAME OF FUND                                                ASSETS                 FEE                 WAIVER
SSgA Money Market Fund                                 $11,106,511,450            0.25%                0.25%

SSgA U.S. Government Money Market Fund                  $1,889,773,909            0.25%                0.25%

SSgA U.S. Treasury Money Market Fund                    $1,443,481,867            0.25%                0.07%

SSgA Prime Money Market Fund                            $9,138,706,956            0.15%                0.10%

SSgA Tax Free Money Market Fund                          $386,985,454             0.25%                0.25%

SSgA is a wholly-owned subsidiary of State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110. The Principal Executive Officers and Directors of SSgA and their addresses and principal occupations are set forth below:

NAME, ADDRESS, AND TITLE WITH SSgA                      PRINCIPAL OCCUPATION
------------------------------------------------------- ------------------------------------------------------------
Augustin J. Fleites, President and Director             State Street Global Advisors (a division of State Street
One International Place                                 Bank & Trust Company), Senior Principal
Boston, Massachusetts 02110
                                                        State Street Global Markets, Senior Principal


NAME, ADDRESS, AND TITLE WITH SSgA                      PRINCIPAL OCCUPATION
------------------------------------------------------- ------------------------------------------------------------
Mark J. Duggan, Esq., Associate Chief Legal Officer     State Street Global Advisors (a division of State Street
2 International Place                                   Bank & Trust Company), Principal and Counsel
Boston, Massachusetts 02110

Thomas P. Kelly, Comptroller and Treasurer              State Street Global Advisors (a division of State Street
2 International Place                                   Bank & Trust Company), Principal
Boston, Massachusetts 02110

Peter A. Ambrosini, Esq., Chief Compliance and Risk     State Street Global Advisors (a division of State Street
Management Officer                                      Bank & Trust Company), Senior Principal and Chief
2 International Place                                   Compliance and Management Officer
Boston, Massachusetts 02110

Mitchell H. Shames, Director                            State Street Global Advisors (a division of State Street
2 International Place                                   Bank & Trust Company), Senior Principal and General
Boston, Massachusetts 02110                             Counsel

Timothy Harbert, Director                               State Street Global Advisors (a division of State Street
2 International Place                                   Bank & Trust Company), Chairman and Chief Executive Officer
Boston, Massachusetts 02110

No Trustee or Officer of the Trust is an officer, employee, director or shareholder of SSgA. No Trustee or Officer of the Trust owns any securities or has any other material direct or indirect interest in SSgA or in any other company controlling, controlled by or under common control with it.

Since May 1, 2001, no Trustee of the Trust has had any material interest, either directly or indirectly, in any transaction to which SSgA, its parents or subsidiaries is to be a party. No Trustee of the Trust has any direct or indirect material interest in any such proposed transaction.

The Trustees know of no financial condition of SSgA that would be likely to impair its financial ability to fulfill its commitment to the Funds under the proposed Advisory Agreement.

EVALUATION BY THE BOARD OF TRUSTEES

At its December 17, 2002 meeting, the Trustees discussed several alternatives in response to GEAM's statement of its intention to resign, effective January 13, 2003. The Trustees also discussed the alternatives' possible effects on the Trust, the Funds, and their respective shareholders. At the same meeting, the Trustees evaluated SSgA and the Interim Advisory Agreement. Based upon their review, the Trustees concluded that the Interim Advisory Agreement was reasonable, fair and in the best interests of each Fund and their respective shareholders.

At a meeting held on April 28, 2003, the Trustees, including a majority of the Independent Trustees, present in person, unanimously approved, subject to shareholder approval, the proposed Advisory Agreement between the Trust and SSgA.

In connection with its deliberations of the Advisory Agreement, the Trustees requested and were provided with information that the Trustees considered sufficient to assist in their evaluation. The materials furnished by SSgA included a copy of its Form ADV, Income Statement, Balance Sheet, Statement of Cash Flows, and Statement of Changes in Shareholder's Equity, as well as information regarding SSgA's investment personnel, investment management capabilities, philosophy of management and level of overall profitability in connection with its advisory activities.

In approving the Advisory Agreement, the Trustees also considered the proposed fees to be charged under the Advisory Agreement and the fact that the terms of the Advisory Agreement were substantially similar to the terms of the Former Advisory Agreement except the proposed fee. In evaluating the fee increase under the proposed Advisory Agreement, the Trustees considered SSgA's agreement to voluntarily waive each Fund's advisory fees until the assets of the applicable Fund reaches $1 billion and SSgA's agreement to pay each Fund's custody fees up to .025%. The Trustees also considered ALPS' commitment to cap expenses until at least the end of the fiscal year ended April 30, 2004.

With respect to the proposed fee increase, information was also provided to the Trustees regarding the fees and expenses of each Fund compared to a group of mutual funds identified as each Fund's comparison group. According to this information, the contractual management fees for each Fund, which include the proposed advisory fees and the current administration fees, were higher than average for their comparison group. However, the Trustees considered the fact that the contractual management fees included the costs of other services such as transfer agency, fund accounting and custody, and that, after waivers, the total expense ratio for each Fund was lower than average as compared to each Fund's comparison group.

The Trustees also evaluated the resources and capability of SSgA to provide advisory services to the Funds. The Trustees considered the fact that SSgA has been providing investment management services since 1978. The Trustees also noted that SSgA has over ninety professionals focused on global fixed income portfolios, including twenty focused on short-term money market portfolios and six research analysts dedicated to money market funds.

The Trustees were also furnished with information showing the investment performance of similar funds managed by SSgA, and noted that these funds had performed well in the recent past.

After careful consideration and a thorough review of SSgA's level of service, experience and fees, the Trustees unanimously determined that it was fair and reasonable and in the best interests of each of the Funds and their respective shareholders to approve the proposed Advisory Agreement between the Trust and SSgA.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE.

PROPOSAL TWO: OTHER BUSINESS

The Trustees do not intend to bring any matters before the Special Meeting other than Proposal 1 and know of no other business that will be presented at the Special Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Funds.

In the event sufficient votes in favor of the proposal set forth in the Special Meeting are not received by the date of the Special Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Special Meeting. If a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL TWO.

ADDITIONAL INFORMATION The Portfolio pays no commissions to any affiliated broker.

DISTRIBUTOR AND PRINCIPAL Underwriter. ALPS Distributors, Inc. ("ADI") acts as the distributor and the principal underwriter for the Funds. ADI is a Colorado corporation, and is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The principal executive offices of ADI are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

ADMINISTRATOR. ALPS acts as the administrator for the Funds. Pursuant to an Administration Agreement dated September 19, 2001, ALPS provides certain administrative services to the Funds, such as calculating each portfolio's standardized performance information, preparing annual and semi-annual reports to shareholders and the Securities and Exchange Commission, monitoring compliance and performing other administrative duties. The principal executive offices of ALPS are located at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

SHAREHOLDER PROPOSALS Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust at 1625 Broadway, Suite 2200, Denver, Colorado 80202. Timely submission of such proposals does not guarantee their inclusion. Financial Investors Trust is a Delaware business trust, and as such it is not required to hold, and has no intention of holding, annual meetings, although it may hold special shareholder meetings.

YOU ARE URGED TO COMPLETE, DATE, SIGN
AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

/s/ Traci A. Thelen

Traci A. Thelen
Secretary

                                   APPENDIX A

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                            FINANCIAL INVESTORS TRUST
                                       AND
                           SSGA FUNDS MANAGEMENT, INC.

This Agreement is made as of this ____ day of ______, 2003, between Financial Investors Trust, a Delaware business trust (the "Trust"), and SSgA Funds Management, Inc., a Massachusetts corporation (the "Adviser").

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), currently consisting of multiple portfolio series, each having its own investment policy; and

WHEREAS, the U.S. Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds (the "Funds") are three portfolio series of the Trust; and

WHEREAS, the Adviser is in the business of providing investment advisory services; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Funds, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1. APPOINTMENT OF ADVISER. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. ADVISORY DUTIES. Subject to the supervision of the Trustees of the Trust, the Adviser shall manage the investment operations and the composition of the Funds, including the purchase, retention and disposition thereof, in accordance with each Fund's investment objective and policies as stated in the Trust's Prospectus and Statement of Additional Information (together, the "Registration Statement"). The Adviser's duties hereunder are subject to the following understandings:

     (a) The Adviser shall provide supervision of investments, furnish a continuous investment program for the Funds, determine from time to time what investments or securities will be purchased, retained or sold by the Funds, and what portion of the assets will be invested or held uninvested as cash;

     (b) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and the then-current Registration Statement of the Trust and with the instructions and directions of the Board of Trustees of the Trust, provided, however, the Adviser shall not be responsible for acting contrary to any of the foregoing that are changed without notice of such change to the Adviser; and the Adviser shall conform to and comply with the applicable requirements of the 1940 Act and all other applicable federal or state laws and regulations;

     (c) The Adviser shall promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request. On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the opinion of the Adviser, all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients;

     (d) The Adviser shall maintain books and records with respect to the Trust's securities transactions and shall render to the Trust's Trustees such periodic and special reports as the Trustees may reasonably request;

     (e) The Adviser shall provide the Trust with a list of all securities transactions as reasonably requested by the Trust;

     (f) The investment advisory services of the Adviser to the Trust under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE COMMISSION. The Adviser, subject to and in accordance with any directions which the Trust's Trustees may issue from time to time, shall place, in the name of the Trust, orders for the execution of the securities transactions in which the Fund is authorized to invest. When placing such orders, the primary objective of the Adviser shall be to obtain the best net price and execution for the Trust but this requirement shall not be deemed to obligate the Adviser to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Trust recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish "brokerage and research services" (as defined in Section 28(e)(3) of the Securities and Exchange Act of 1934) or statistical quotations and other information to the Trust and/or the Adviser in accordance with the standards set forth below. Moreover, to the extent that it continues to be lawful to do so and so long as the Board determines as a matter of general policy that the Trust will benefit, directly or indirectly, by doing so, the Adviser may place orders with a broker who charges a commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Trust and the Adviser agree that the Adviser shall select brokers for the execution of the Fund's securities transactions from among:

     a. Those brokers and dealers who provide brokerage and research services, or statistical quotations and other information to the Trust, specifically including the quotations necessary to determine the Trust's net assets, in such amount of total brokerage as may reasonably be required in light of such services.

     b. Those brokers and dealers who provide brokerage and research services to the Adviser and/or its affiliated corporations which relate directly to portfolio securities, actual or potential, of the Trust, or which place the Adviser in a better position to make decisions in connection with the management of the Trust's assets, whether or not such data may also be useful to the Adviser and its affiliates in managing other portfolios or advising other clients, in such amount of total brokerage as may reasonably be required.

     c. Affiliated brokers of Adviser, when the Adviser has determined that the Fund will receive competitive execution, price and commissions. The Adviser shall render regular reports to the Trust, not more frequently than quarterly, of how much total brokerage business has been placed with affiliated brokers of Adviser, and the manner in which the allocation has been accomplished.

The Adviser agrees that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Adviser's primary duty to obtain the best net price and execution for the Trust.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased, provided that in the opinion of the Adviser, all accounts are treated equitably and fairly. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, shall be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

4. BOOKS AND RECORDS. The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to paragraph 2(d) hereof. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it shall surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by Rule 31a-1(f) of the Commission under the 1940 Act. Nothing herein shall prevent the Adviser from maintaining its own records as required by law, which may be a duplication of the Trust's records.

5. REPORTS TO ADVISER. The Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer in any way to the Adviser, ten (10) days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven (7) days after receipt of such material; provided, however, that the Adviser hereby approves all uses of its name which merely refer in accurate terms to its appointment as investment adviser hereunder, which, merely identifies the Trust, or which are required by the Securities and Exchange Commission or a state securities commission. In the event of termination of this Agreement, the Trust shall, on written request of the Adviser, forthwith delete any reference to the Adviser from any materials described in the preceding sentence. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

6. PROXIES. Unless the Investment Company gives written instructions to the contrary, the Adviser shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in accordance with the Adviser's proxy voting guidelines, a copy of which has been provided to the Investment Company.

7. EXPENSES. During the term of this Agreement, the Adviser shall pay all of its own expenses incurred by it in connection with its activities under this Agreement and the Fund shall bear all expenses that are incurred in its operations not specifically assumed by the Adviser.

Expenses borne by the Fund will include but not be limited to the following (or the Fund's proportionate share of the following): (a) brokerage commissions relating to securities purchased or sold by the Fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Trust's administrator; (c) expenses of organizing the Trust and the Fund; (d) filing fees and expenses relating to the registration and qualification of the Fund's shares and the Trust under federal or state securities laws and maintaining such registrations and qualifications; (e) fees and salaries payable to the Trust's Trustees and officers who are not officers or employees of the Trust's administrator, any investment adviser or underwriter of the Trust; (f) taxes (including any income or franchise taxes) and governmental fees; (g) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (h) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust or the Fund for violation of any law; (i) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Trustees;
(j) charges of transfer agents and other agents; (k) costs of preparing share certificates (if any); (l) expenses of setting in type and printing Prospectuses and Statements of Additional Information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy material; (m) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or the Fund; and (n) fees and other expenses incurred in connection with membership in investment company organizations.

8. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in this Agreement, the Trust shall pay to the Adviser such compensation as is designated in Exhibit A to this Agreement.

9. LIMITATION OF ADVISER'S LIABILITY. In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Adviser of its obligations and duties hereunder, or (c) a loss resulting from a beach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Trust, or to any shareholder of the Trust, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Trust. The parties agree that any stated limitations on liability shall not relieve the Adviser from any responsibility or liability under state or federal statutes.

10.  DURATION AND TERMINATION.

     (a) This Agreement shall become effective with respect to the Fund on the date hereof (the "Effective Date"). This Agreement, unless sooner terminated as provided herein, shall remain in force for a maximum initial term of two (2) years from the Effective Date, and thereafter, for a maximum extension period of one (1) year so long as (a) such continuance is specifically approved at least annually by either (i) the affirmative vote of a majority of the Board of Trustees of the Trust cast in person at a meeting called for the purpose of voting on such approval, or (ii) the affirmative vote of a majority of the Fund's outstanding voting securities; and (b) the affirmative vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for that purpose

     (b) This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of those members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or by the majority vote of either the entire Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser. This Agreement may also be terminated by the Adviser on 90 days' written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

11. CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware and any applicable federal law.

12. REPRESENTATIONS OF THE TRUST. The Trust represents and warrants that:

     (a) it has received a copy of Part II of the Adviser's Form ADV;

     (b) it has full corporate power and authority to enter into this Agreement (including the power and authority to appoint the Adviser hereunder) and to carry out its terms; and

     (c) the Fund is either (i) excluded from the definition of the term "pool" under Section 4.5 of the General Regulations under the Commodity Exchange Act ("Rule 4.5"), or (ii) a qualifying entity under Rule 4.5(b) for which a notice of eligibility has been filed.

13. LIMITATION OF LIABILITY. The Declaration of Trust dated February 24, 1994, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of the State of Delaware, provides that the name Financial Investors Trust means the Trustees from time to time serving (as Trustees but not personally) under said Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the Shareholders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Master Trust Agreement.

IN WITNESS WHEREOF, the due execution hereof as of the date first above written.

                                FINANCIAL INVESTORS TRUST

                                By:
                                       -----------------------------
                                Name:
                                       -----------------------------
                                Title:
                                       -----------------------------

                                SSGA FUNDS MANAGEMENT, INC.

                                By:
                                       -----------------------------
                                Name:
                                       -----------------------------
                                Title:
                                       -----------------------------

                                   EXHIBIT "A"

As consideration for the Adviser's services to the Funds, the Adviser shall receive from the Trust an annual advisory fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly on the first business day of each month, of 0.105% of each Fund's average daily net assets during the month. From this amount, the Adviser agrees to pay to the Funds' custodian amounts due to the custodian under the Funds' agreement with the custodian up to a maximum of 0.025% of each Fund's daily net assets.

                            FINANCIAL INVESTORS TRUST


THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF FINANCIAL INVESTORS
TRUST.

Revoking any such prior appointments, the undersigned appoints Traci A. Thelen, Secretary and Jeremy O. May, Treasurer, and each of them, as proxies with full power of substitution to vote all of the shares of the U.S. Government Money Market, U.S. Treasury Money Market, and Prime Money Market Funds (each, a "Fund" and collectively, the "Funds"), three series of Financial Investors Trust (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at 9:00 A.M., Mountain Time, on June 9, 2003, at the principal offices of the Trust, 1625 Broadway, Suite 2200, Denver, Colorado, 80202, and at any adjournment thereof.

-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION/PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. THE BOARD OF TRUSTEES OF FINANCIAL INVESTORS TRUST RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

FOR APPROVAL BY SHAREHOLDERS OF ALL FUNDS:

     Proposal 1: Approval of proposed          FOR [ ] AGAINST [ ] ABSTAIN [ ]
     Advisory Agreement between
     Financial Investors Trust on
     behalf of the Funds and SSgA Funds
     Management, Inc.

     Proposal 2: Such other business as may    FOR [ ] AGAINST [ ] ABSTAIN [ ]
     Properly come before the shareholders
     of the Funds

     [LABEL AFFIXED HERE]

ACCOUNT NUMBER:
                ------------

TOTAL PORTFOLIO SHARES VOTED BY THE UNDERSIGNED:
                                                 -------------

PLEASE VOTE, DATE, SIGN, AND RETURN       NOTE:  THE  UNDERSIGNED
THIS FORM IN THE ENCLOSED                 HEREBY ACKNOWLEDGES
SELF-ADDRESSED ENVELOPE.  ALL ACCOUNT     RECEIPT OF THE NOTICE OF
OWNERS MUST SIGN THIS FORM.  PLEASE       ANY PROXY HERETOFORE
INDICATE TITLE IF SIGNING IN AN           GIVEN WITH RESPECT TO THE
OFFICIAL CAPACITY.                        VOTES COVERED BY THIS PROXY.

                                          Dated:
-----------------------------                   ---------------------------
          Signature



--------------------------------------------
Signature If Jointly Held or Title If Required